JILIN HAITIAN INDUSTRIAL COMPANY LIMITED
(a Development Stage Enterprise)
Consolidated Balance Sheet
(UNAUDITED)

September 30, 2006
ASSETS
Current assets
Cash and cash equivalents	$229,416
Inventories	329,574
Prepaid expenses and other current assets	657,618
Total Current Assets	1,216,609

Property plant and equipment - net	9,796,670
Other assets	613,496
Intangible assets-net	721,334
Total assets	$12,348,110

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Bank loans	$652,446
Accounts payable	2,417,729
Accrued expenses	183,782
Total current liabilities	3,253,957
Due to related party	3,918,056
Total liabilities	7,172,013

Minority interest	335,756

Shareholders' Equity
Paid-in-capital	6,645,029
Deficit accumulated during the development stage	(2,053,807)
Accumulated other comprehensive income	249,119
Total stockholders' equity	4,840,341
Total liabilities and stockholders' equity	$12,348,110

See notes to financial statements.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED
(a Development Stage Enterprise)
Consolidated Balance Sheet (UNAUDITED)

		Nine-month	Nine-month
	Inception to	period ended	period ended
	September 30,	September 30,	September 30,
	2006	2006	2005
Sales	$-	$-	$-
Cost of sales	-	-	-
Gross profit	-	-	-
Operating expenses	1,969,349	703,392	380,998
Loss from operations	(1,969,349)	(703,392)	(380,998)
Non-operating expenses
Interest expense	(74,926)	(37,375)	(552)
Other expenses	(8,996)	(61)	(1,438)
Loss before income tax expense	(2,053,271)	(740,827)	(382,988)
Income tax expense	537	-	537
Net loss	$(2,053,808)	$(740,827)	$(383,525)
Basic and diluted weighted average shares outstanding		50,273,973	48,750,000
Basic and diluted net loss per share		$(0.01)	$(0.01)

See notes to financial statements.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED
(A Development Stage Enterprise)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS
(UNAUDITED)

			Deficit accumulated	Accumulated
	Common Stock		during	other	Total
	Number of		development	comprehensive	stockholders'	Comprehensive
	shares	Amount	stage	income	equity	loss
Balance, January 1, 2006	55,000,000	$6,645,029	$(1,312,980)	$146,519	$5,478,568
Sale of capital stock		-			-
Foreign currency translation gain				102,600	102,600	$102,600
Net loss for the nine-month period
ended September 30, 2006			(740,827)		(740,827)	(740,827)
Comprehensive income (loss)						$(638,227)
Balance, Septemper 30, 2006	55,000,000	$6,645,029	$(2,053,807)	$249,119	$4,840,341

See notes to financial statements.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED
(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Inception to September 30, 2006	Nine-month period ended September 30, 2006	Nine-month period ended September 30, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,053,808)	$(740,827)	$(383,525)

Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	819,077	380,876	98,562
Changes in operating assets and liabilities
Inventory	(325,421)	(184,587)	(16,790)
Prepaid expenses and other current assets	(649,331)	(133,825)	(239,926)
Accrued expenses and other current liability	181,466	142,193	(108,303)
Net cash used in operating activities	(2,028,017)	(536,171)	(649,982)

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in property, plant and machinery	(7,366,389)	(234,731)	(2,617,094)
Investments in intangible asset	(972,578)	-	(6,137)
Investments in other assets	(1,084,069)	-	(1,065,753)
Net cash used in investing activities	(9,423,036)	(234,731)	(3,688,984)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase of advances from related parties	3,868,680	997,838	1,233,281
Increase (decrease) of short-term bank loans	644,223	(7,491)	(95,737)
Capital contribution	7,198,252	-	3,068,504
Net cash provided by financing activities	11,711,155	990,347	4,206,048

EFFECT OF EXCHANGE RATE FLUCTUATIONS ON CASH & CASH
EQUIVALENTS	(30,686)	2,647	2,310

NET INCREASE IN CASH & CASH EQUIVALENTS	229,416	222,092	(130,608)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	-	7,324	141,083

CASH & CASH EQUIVALENTS, ENDING BALANCE	$229,416	$229,416	$10,474

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$152,623	$-	$552
Income tax paid	$537	$-	$537

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
(a) Intangible asset of RMB 6 million (the equivalent of US$ 724,927) was injected by Wang as capital contribution (note 6).

See notes to financial statements.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

(UNAUDITED)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Jilin Haitian Industrial Company Limited (“Haitian” or the “Company”) is located in Jilin, China.

The Company was organized as limited liability company in China on March 4, 1999. The Company was in the development stage from its inception to September 30, 2006 to construct facilities and to purchase and install equipment to manufacture tert-dodecyl mercaptan (“TDDM”), a fine chemical product mainly used as molecular weight regulator during polymerization process of synthetic rubber, resins and high impact polystyrene.

On December 3, 2004 Haitian, jointly with other minority investors, established Jilin Xinlong Chemical Co., Ltd. (“Xinlong”) as a limited liability company. Xinlong will operate the TDDM facility when it is put into operation. The TDDM facility was substantially completed by the end of 2005. For the nine-month period ended September 30, 2006 the Company is mainly adjusting and preparing the facilities, and souring the materials and securing customers for the operation. Haitian’s management expects the Xinlong facility to be in full operation in the fourth quarter of 2006.

Results of operations, liquidity, capital resources and going concern

The Company’s financial statements have been presented on the basis that it is a going concern in the development stage, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the consolidated financial statements do not purport to represent the realizable or settlement values. The Company incurred a net loss of $740,827 and $2,053,808 for the mine-month period ended September 30, 2006 and for the period from Inception to September 30, 2006, and its total current liabilities exceeded its current assets by $2,037,348 as at September 30, 2006. These factors create substantial doubt about its ability to continue as a going concern.

The Company completed substantially the TDDM facilities and, for the nine-month period ended September 30, 2006, was adjusting and preparing the facilities for full operation expected to be in the fourth quarter of 2006. The Company’s shareholders may fund, at their discretion, any shortfalls in the Company’s cash flow on a day to day basis during the time period that the Company is converting to full operation. The Company may also seek both private and public debt and/or equity funding during this time period.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

(UNAUDITED)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The consolidated financial statements include accounts of Haitian and its 94.63% owned subsidiary, Xinlong. Significant intercompany balances and transactions have been eliminated upon consolidation. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

Use of estimates in the preparation of the financial statements

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, and revenue and expenses in the financial statements and accompanying notes. Significant accounting estimates reflected in the Company’ financial statements include receivable valuation, inventory valuation and useful lives for properties and proprietary technologies.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and short-term, highly liquid investments with maturities of three months or less when purchased.

Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with financial institutions with high-credit ratings and quality.

The Company establishes an allowance for doubtful accounts based upon estimates, factors surrounding the credit risk and other considerations.

Inventory

Inventories are stated at the lower of cost or net realizable value. Costs are assigned to inventories based on the weighted average cost method.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided using the straight-line method, so as to allocate the cost of depreciable assets in use to operations based upon the following estimated useful lives:

Land use rights	50 years
Buildings	20-40 years
Office equipment and vehicles	4-5 years

No depreciation is provided on construction in progress.

Impairment of long-lived assets

Pursuant to Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets,” the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. An impairment loss, measured based on the estimated fair value of the asset, is recognized if expected future undiscounted cash flows are less than the carrying amount of the assets.

Foreign currency transactions

The Company maintains its books and records in Renminbi (“RMB”), which is its functional currency. Transactions in other currencies are recorded in RMB at the rates of exchange prevailing when the transactions occur. Monetary assets and liabilities denominated in other currencies are translated into RMB at rates of exchange in effect at the balance sheet date. Exchange gains and losses are recorded in the statement of income.

In translating the financial statements of the Company from its functional currency into its reporting currency in United States dollars, balance sheet accounts are translated using the closing exchange rate in effect at the balance sheet dates and income and expense accounts are translated using a weighted average exchange rate prevailing during the reporting periods. Adjustments resulting from the translation, if any, are included in cumulative other comprehensive income (loss) in stockholders' equity. Translation of the balance sheet amounts at September 30, 2006 into United States dollars has been made at the rate of RMB 7.9087 to $1.00. Translation of amounts of income and expenses for the nine-month period ended September 30, 2006 into United States dollars has been made at the rate of RMB 8.0096 to $1.00

The RMB is not readily convertible into United States dollars or other foreign currencies. The foreign exchange rate between the United States dollar and the RMB had been stable at approximately 1RMB to US$0.1205 for the last few years until in July 2005 Chinese government allowed it to fluctuate more based on market demand. As a result, it appreciated against United States dollars. No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at that rate or at any other rate.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income taxes

Income taxes are recorded using the liability method. Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, as well as net operating loss carryforwards and tax credits, by applying statutory tax rates applicable to future years and classifying as current or non-current based upon the classification of the related asset or liability in the financial statements. A valuation allowance is provided to reduce the amount of deferred tax assets when, in the opinion of management, it is more likely than not that some portion, or all of the deferred tax asset will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. There were no significant deferred income taxes for the nine-month period ended September 30, 2006 and in 2005.

Net loss per share (“EPS”)

Basic EPS excludes dilution and is computed by dividing net income attributable to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For period from Inception to September 30 of 2006, the Company had no potential diluted shares.

Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by investors and distributions to investors. Comprehensive income for the year presented has been disclosed within the consolidated statements of stockholders’ equity and comprehensive income.

Fair value of financial instruments

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities approximate their fair values due to the short-term maturity of these instruments.

Recently issued accounting standards

The Company does not anticipate that the adoption of recently issued accounting pronouncements will have a significant impact on its results of operations, financial position or cash flows.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

3.     INVENTORY

Inventory consisted of:

Raw material	$193,315
Work in process	35,983
Spare parts and packaging materials	100,276
Total	$329,574

4.    PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of:

Input value added tax that later on can be deducted
against tax on sales	$482,115
Prepayments to suppliers	94,192
Others	81,312
Total	$657,618

5.    PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of:

Land use right	$1,022,851
Buildings	3,084,836
Plant and equipment	5,601,056
Office equipment and vehicles	169,392
9,878,135
Less: Accumulated depreciation	81,465
Property, plant and equipment - net	$9,796,670

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

6.    INTANGIBLE ASSETS

Intangible assets consisted of:

TDDM produciton technology	$890,159
Sulfureted hydrogen production technology	94,832
984,991
Accumulated amortization	263,657
$721,334

Intangible assets represent proprietary technology developed by Jilin Institute of Chemical Technology (“JICT”), which is used for the production of TDDM. At the end of 2000, JICT singed an agreement to transfer the technology to Haitian for a consideration of RMB900,000 (approximately US$109,000). The technology was subsequently transferred to the Chairman of Board of Directors of the Company (“Wang”), who was then its sole proprietor. In April of 2004, Haitian issued 20,000,000 shares for technology and cash to 21 investors. As part of the transaction, Wang’s technology, valued at RMB 7.04 (approximately US$850,000) million at the time by an appraiser in China, was transferred back to the Company with the approval of the Board of Directors.

In the above capital transaction, Wang and other 20 individual investors purchased common stock for RMB 14 million (approximately US$1,691,000).

In addition, for a consideration of RMB750,000 (approximately US$91,000), the Company purchased from an unrelated party the proprietary technology to produce sulfurated hydrogen, an ingredient to produce TDDM.

Intangibles were amortized over its expected useful lives between 6 and 8 years. Amortization expenses amount to $699,732 and $826,291 for the nine-month period ended September 30, 2006 and year ended December 31, 2005.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

7.    OTHER ASSETS

Other assets consist of:

Advances to an unrelated party for its merger and
financing activites with return of 50% without
specified term of advances	$534,063
Deferred payments for consulting and professional fees
related to planned merger and financing and others	563,842
Others	-
Amortization of deferred payments	(484,408)
$613,496

8.    ACCOUNTS PAYABLE

Accounts payable represent payables to construction subcontractors and equipment suppliers.

9.    RELATED PARTY TRANSACTIONS

(1)	The Company uses office space of Wang without any charges. According to the agreement, the Company can continue to use the office space without any charges up to October of 2008.

(2)	Wang and other related party provided securities for the short-term bank loans of the Company without any charges.

(3)	Wang provided funds to the Company both for the operations and for TDDM construction projects without any interest charges. As of September 30, 2006, these advances accumulated to $3,918,056.

10.    BANK LOANS

The Company borrows short term amounts from a bank without written contract. There is no specification of the terms of the loans. The Company agreed informally with the bank that it would only repay the loans whenever it has sufficient working capital. The loans bear interest at the rate of 7.605% per annum and are secured with the pledges of properties of Wang and another related party. (See Note 9). The Company paid no interest for the nine-month period ended September 30, 2006 and made repayments of $7,491 for the loans for the nine-month period ended September 30, 2006. The bank has not taken any action against the Company and has not demanded repayments other than any repayments the Company has made.

JILIN HAITIAN INDUSTRIAL COMPANY LIMITED

(A Development Stage Enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2006
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

11.    COMMITMENTS AND CONTINGENCIES

(1)	Operating leases

The Company leases certain office spaces from Wang without any charge. There were no future rental commitments under the operating lease as at September 30, 2006. There were no operating lease expenses recorded for the nine-month period ended September 30, 2006.

(2)	Litigation

From time to time, the Company is subject to litigation in the normal course of business. Management does not believe the Company is a party to any such pending litigation which would have a material effect on its financial statements.